Exhibit 99.1

Homecare Restatement

Air Products moves Homecare business to Discontinued Operations

•	On January 9, 2012, Air Products announced plans to divest our continental Europe Homecare business to Linde.
•

On our January 24, 2012 first fiscal quarter Earnings Call, we shared our plans to exit the rest of our Homecare business and our intent to move all of the Homecare business to Discontinued Operations starting in our second fiscal quarter. The Homecare business shown in Discontinued Operations includes our Continental Europe business to be sold to Linde and our UK, Ireland and small Latin American businesses for which we are currently pursuing buyers.

•

Attached please find our quarterly financial results for first fiscal quarter 2012, fiscal year 2011, and our annual financial results for fiscal years 2008 - 2010 showing our Homecare business in Discontinued Operations.

•	Business Commentary:
o	As is typically the case with a divestiture, the Discontinued Operations P&L includes only the direct costs associated with the Homecare business, and does not include the governance and functional costs that were historically allocated to the business. This causes the Discontinued Operations P&L to show a higher level of profitability for the Homecare business than would be shown under Continuing Operations.
o	As shown, we estimate these allocated costs for the Homecare business to be approx $6 million per quarter. We anticipate eliminating these stranded costs by the end of fiscal year 2012.
o	As we communicated on our January 24, 2012 Earnings Call, we intend to take actions that will reduce our costs by a greater amount than the stranded costs; in other words, we expect to more than eliminate the impact of stranded costs. We will provide more detail on the cost and benefit of these actions on our April 24, 2012 second quarter Earnings Call.
o	The first quarter of fiscal year 2012 has income of $0.10/share recorded in Discontinued Operations associated with the Homecare business. We estimate the Homecare earnings to be recorded in second quarter earnings in Discontinued Operations to be approximately $0.09/share.
o	As we implement our cost savings plans and deploy the proceeds post-close, the quarterly dilutive impact should be reduced through the year. We estimate the full year fiscal year 2012 earnings dilution to be approximately $0.30/share.

Unaudited Consolidated Summary Financial Information

(Millions of dollars, except per share data)
	FY 2012	FY 2011					FY 2010	FY 2009	FY 2008
	Q1	Q1	Q2	Q3	Q4	Total	Total	Total	Total
Sales	2,321.6	2,292.5	2,403.0	2,472.0	2,506.2	9,673.7	8,616.1	7,847.5	9,977.9

Selling and administrative	231.1	226.5	242.0	234.5	238.7	941.7	886.6	881.8	1,020.2

Operating Income	353.7	331.2	393.8	387.7	395.4	1,508.1	1,267.7	724.0	1,365.9

Net Income Attributable to Air Products
Income from Continuing Operations	225.9	247.4	285.7	297.0	304.2	1,134.3	941.6	553.9	999.0
Income from Discontinued Operations	22.2	21.2	18.6	29.5	20.6	89.9	87.5	77.4	(89.3)

Net Income Attributable to Air Products	248.1	268.6	304.3	326.5	324.8	1,224.2	1,029.1	631.3	909.7

Basic Earnings per Common Share
Income from Continuing Operations	$1.07	$1.15	$1.34	$1.40	$1.44	$5.33	$4.44	$2.64	$4.71
Discontinued Operations	$0.11	$0.10	$0.08	$0.14	$0.10	$0.42	$0.41	$0.37	$(0.42)

Net Income Attributable to Air Products	$1.18	$1.25	$1.42	$1.54	$1.54	$5.75	$4.85	$3.01	$4.29

Diluted Earnings per Common Share
Income from Continuing Operations	$1.06	$1.13	$1.31	$1.37	$1.41	$5.22	$4.34	$2.60	$4.56
Discontinued Operations	$0.10	$0.10	$0.08	$0.13	$0.10	$0.41	$0.40	$0.36	$(0.41)

Net Income Attributable to Air Products	$1.16	$1.23	$1.39	$1.50	$1.51	$5.63	$4.74	$2.96	$4.15

Business Segments

Previously, the Homecare business was reported as part of the Merchant Gases segment. Beginning with the second quarter of 2012, the Homecare business is accounted for as discontinued operations. The results of operations and asset information for this business have been removed from continuing operations for the periods presented below.

Unaudited Historical Financial Information - Continuing Operations

(Millions of dollars)
	FY 2012	FY 2011					FY 2010	FY 2009	FY 2008
	Q1	Q1	Q2	Q3	Q4	Total	Total	Total	Total
SALES
Merchant Gases	887.8	888.6	914.4	921.4	940.5	3,664.9	3,308.4	3,201.9	3,756.1
Tonnage Gases	809.8	766.0	799.2	868.7	882.8	3,316.7	2,930.8	2,573.6	3,574.4
Electronics and Performance Materials	535.2	526.0	575.9	602.4	587.2	2,291.5	1,904.7	1,582.2	2,209.3
Equipment and Energy	88.8	111.9	113.5	79.5	95.7	400.6	472.2	489.8	438.1

Total	2,321.6	2,292.5	2,403.0	2,472.0	2,506.2	9,673.7	8,616.1	7,847.5	9,977.9

Operating Income
Merchant Gases	166.3	176.4	165.1	158.7	168.7	668.9	632.2	565.7	689.6
Tonnage Gases	111.4	115.6	120.9	114.8	151.8	503.1	444.2	399.6	482.6
Electronics and Performance Materials	78.1	68.9	91.6	109.0	91.6	361.1	251.8	101.6	245.9
Equipment and Energy	7.3	20.2	22.5	8.6	11.5	62.8	67.3	42.2	38.9
Global Cost Reduction Plan	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(298.2)	0.0
Net Loss on Airgas Transaction	0.0	(43.5)	(5.0)	0.0	0.0	(48.5)	(96.0)	0.0	0.0
Customer bankruptcy and asset actions	0.0	0.0	0.0	0.0	0.0	0.0	6.4	(32.1)	0.0
Pension Settlement Charge	0.0	0.0	0.0	0.0	0.0	0.0	(11.5)	(10.7)	(30.3)
Other	(9.4)	(6.4)	(1.3)	(3.4)	(28.2)	(39.3)	(26.7)	(44.1)	(60.8)

Total	353.7	331.2	393.8	387.7	395.4	1,508.1	1,267.7	724.0	1,365.9

Identifiable Assets
Merchant Gases	4,558.4	4,563.1	4,730.7	4,826.0	4,579.6		4,587.9	4,446.6	4,415.7
Tonnage Gases	4,593.8	3,999.7	4,186.3	4,392.3	4,464.3		3,876.4	3,597.8	3,335.4
Electronics and Performance Materials	2,548.0	2,312.9	2,382.7	2,487.2	2,488.9		2,275.8	2,249.5	2,341.0
Equipment and Energy	313.2	333.2	315.7	289.3	335.6		341.3	303.3	300.2
Other	828.3	826.6	699.6	875.3	878.6		1,009.4	1,069.8	754.6

Total	12,841.7	12,035.5	12,315.0	12,870.1	12,747.0		12,090.8	11,667.0	11,146.9

Business Segments	BEFORE HOMECARE RESTATEMENT FOR REFERENCE

(Millions of dollars)
	FY 2012	FY 2011					FY 2010	FY 2009	FY 2008
	Q1	Q1	Q2	Q3	Q4	Total	Total	Total	Total
SALES
Merchant Gases	989.3	987.8	1,012.7	1,027.2	1,045.5	4,073.2	3,718.3	3,610.6	4,192.7
Tonnage Gases	809.8	766.0	799.2	868.7	882.8	3,316.7	2,930.8	2,573.6	3,574.4
Electronics and Performance Materials	535.2	526.0	575.9	602.4	587.2	2,291.5	1,904.7	1,582.2	2,209.3
Equipment and Energy	88.8	111.9	113.5	79.5	95.7	400.6	472.2	489.8	438.1

Total	2,423.1	2,391.7	2,501.3	2,577.8	2,611.2	10,082.0	9,026.0	8,256.2	10,414.5

Operating Income
Merchant Gases	191.6	200.5	185.1	182.0	192.2	759.8	729.4	661.2	789.5
Tonnage Gases	111.4	115.6	120.9	114.8	151.8	503.1	444.2	399.6	482.6
Electronics and Performance Materials	78.1	68.9	91.6	109.0	91.6	361.1	251.8	101.6	245.9
Equipment and Energy	7.3	20.2	22.5	8.6	11.5	62.8	67.3	42.2	38.9
Global Cost Reduction Plan	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(298.2)	0.0
Net Loss on Airgas Transaction	0.0	(43.5)	(5.0)	0.0	0.0	(48.5)	(96.0)	0.0	0.0
Customer bankruptcy and asset actions	0.0	0.0	0.0	0.0	0.0	0.0	6.4	(32.1)	0.0
Pension Settlement Charge	0.0	0.0	0.0	0.0	0.0	0.0	(11.5)	(10.7)	(30.3)
Other	(3.7)	(1.1)	4.4	2.4	(21.8)	(16.1)	(2.6)	(17.3)	(30.8)

Total	384.7	360.6	419.5	416.8	425.3	1,622.2	1,389.0	846.3	1,495.8

Identifiable Assets
Merchant Gases	5,082.3	5,061.9	5,241.9	5,355.7	5,091.7		5,075.3	4,917.0	4,881.6
Tonnage Gases	4,593.8	3,999.7	4,186.3	4,392.3	4,464.3		3,876.4	3,597.8	3,335.4
Electronics and Performance Materials	2,548.0	2,312.9	2,382.7	2,487.2	2,488.9		2,275.8	2,249.5	2,341.0
Equipment and Energy	313.2	333.2	315.7	289.3	335.6		341.3	303.3	300.2
Other	846.8	840.0	714.8	891.4	898.6		1,024.3	1,093.4	775.2

Total	13,384.1	12,547.7	12,841.4	13,415.9	13,279.1		12,593.1	12,161.0	11,633.4

Business Segments	CHANGES DUE TO HOMECARE RESTATEMENT

(Millions of dollars)
	FY 2012	FY 2011					FY 2010	FY 2009	FY 2008
	Q1	Q1	Q2	Q3	Q4	Total	Total	Total	Total
SALES
Merchant Gases	(101.5)	(99.2)	(98.3)	(105.8)	(105.0)	(408.3)	(409.9)	(408.7)	(436.6)
Tonnage Gases	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total	(101.5)	(99.2)	(98.3)	(105.8)	(105.0)	(408.3)	(409.9)	(408.7)	(436.6)

Operating Income
Merchant Gases	(25.3)	(24.1)	(20.0)	(23.3)	(23.5)	(90.9)	(97.2)	(95.5)	(99.9)
Tonnage Gases	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Global Cost Reduction Plan	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Net Loss on Airgas Transaction	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Customer bankruptcy and asset actions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Pension Settlement Charge	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other	(5.7)	(5.3)	(5.7)	(5.8)	(6.4)	(23.2)	(24.1)	(26.8)	(30.0)

Total	(31.0)	(29.4)	(25.7)	(29.1)	(29.9)	(114.1)	(121.3)	(122.3)	(129.9)

Identifiable Assets
Merchant Gases	(523.9)	(498.8)	(511.2)	(529.7)	(512.1)		(487.4)	(470.4)	(465.9)
Tonnage Gases	0.0	0.0	0.0	0.0	0.0		0.0	0.0	0.0
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0		0.0	0.0	0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0		0.0	0.0	0.0
Other	(18.5)	(13.4)	(15.2)	(16.1)	(20.0)		(14.9)	(23.6)	(20.6)

Total	(542.4)	(512.2)	(526.4)	(545.8)	(532.1)		(502.3)	(494.0)	(486.5)